                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):

                              November 25, 1996



                        U S WEST COMMUNICATIONS, INC.
            (Exact Name of Registrant as Specified in its Charter)






COLORADO                              1-3040              84-0273800
(State or Other                  (Commission        (I.R.S. Employer
Jurisdiction of Incorporation)  File Number)  Identification Number)


                            7800 EAST ORCHARD ROAD
                          ENGLEWOOD, COLORADO 80111
            (Address of principal executive offices)   (zip code)

                                (303) 793-6500
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
        (Former name or former address, if changed since last report)

ITEM  5.    OTHER  EVENTS

     On November 25, 1996, U S WEST Communications, Inc. issued a press release entitled "U S WEST Communications Receives King County Superior Court Decision in Washington State Rate Order Appeal." In addition, on November 26, 1997, U S WEST Communications, Inc. issued a press release entitled "U S WEST Communications To Continue Appeal of Washington State Rate Order.". The releases are attached hereto as Exhibits.


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)    Exhibits

     99A.  Press  Release,  dated  November  25,  1996.

     99B.  Press  Release,  dated  November  26,  1996.


                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


U  S  WEST  Communications,  Inc.



By:/s/  Stephen  E.  Brilz
   Stephen  E.  Brilz
   Assistant  Secretary


Dated:    November  27,  1996